TWELFTH AMENDMENT AGREEMENT This TWELFTH AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of January 30, 2024 Amendment by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the Borrower ) and UBS AG, STAMFORD Issuing Lender amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 as amended on October 27, 2017, October 30, 2018, May 7, 2019, October 16, 2019, October 30, 2019, October 29, 2020, October 28, 2021, October 27, 2022, July 5, 2023, October 26, 2023 and 24 November 2023 (the Reimbursement Agreement WITNESSETH: WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein; WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows: § 1 Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement. § 2 Amendments. (a) Early Prepayment Event Section 1.01 (Defined Terms) is hereby deleted in its entirety and replaced with the following: (iii) the Collateral Fund's (A) sum of (x) STV Strategy Allocation plus (y) ESTV Strategy Allocation is less than 65% or greater than 75% and/or (B) FTV Strategy Allocation is less than 25% or greater than 35% as of any date of measurement by the Administrator and is not cured by the scheduled date of delivery of the Administrator's report under Section 5.01(a)(v); § 3 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements: (a) Executed Documents The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto. (b) The Issuing Lender shall have received a certificate dated as of the date of this Amendment and signed by a Responsible Officer of the Borrower confirming that (a) at the time of and immediately after giving effect to this Amendment the representations and warranties of the Issuer made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof, (b) there have been no material changes to the documents attached to the

2 of the secretary of the Borrower dated January 2, 2014 (other than the Second Amendment and Restatement to the Bye-Laws of the Borrower dated November 4, 2014), and (c) at the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 4 Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. § 5 Effective Date. This Amendment shall become effective as of January 30, 2024 Effective Date , subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment. § 6 Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof. § 7 No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 8 Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein. § 9 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment. [Signature Page Follows]

[Signature Page of Twelfth Amendment to Third Amended and Restated Reimbursement Agreement] UBS AG, STAMFORD BRANCH, as Issuing Lender By: Name: Title: By: Name: Title: